Exhibit 99.1

Prudential Financial, Inc. (PRU)

Supplementary Financial Information - Retrospective

Adoption of Revised U.S. GAAP Accounting

Standards for Deferred Policy Acquisition Costs

Effective January 1, 2012

FINANCIAL SERVICES BUSINESSES

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

April 26, 2012

i

Prudential Financial, Inc. Supplementary Restated Financial Information

CONTENTS

Page
Financial Highlights	1-3
Restated Statements of Operations	4-11
Deferred Policy Acquisition Costs - Individual Annuities, Individual Life and Group Insurance	12
Key Definitions and Formulas	13

ii

Prudential Financial, Inc. Supplementary Restated Financial Information

The financial data herein reflects, for all periods presented, the adoption of the accounting guidance that addresses diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption.

The financial data herein also reflects, for all periods presented, a revision to the Company’s method for calculating operating return on average equity. The revised method utilizes average attributed equity excluding total accumulated other comprehensive income as the denominator. The previous method utilized average attributed equity excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits. The definition of the numerator in the calculation, adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation) annualized for interim periods, remains the same.

iii

Prudential Financial, Inc. Supplementary Restated Financial Information

RESTATED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Financial Services Businesses:
		Pre-tax adjusted operating income (loss) by division:
1,218	(188)	U.S. Retirement Solutions and Investment Management Division	475	114	818	595	600	605	42	668
843	799	U.S. Individual Life and Group Insurance Division	138	139	217	200	137	184	173	193
1,676	1,169	International Insurance Division	454	428	495	538	628	500	660	595
(788)	(258)	Corporate and other operations	(211)	(191)	(298)	(249)	(269)	(237)	(347)	(286)

2,949	1,522	Total pre-tax adjusted operating income	856	490	1,232	1,084	1,096	1,052	528	1,170
718	413	Income taxes, applicable to adjusted operating income	222	111	330	298	296	279	110	309

2,231	1,109	Financial Services Businesses after-tax adjusted operating income	634	379	902	786	800	773	418	861

		Reconciling items:
(1,669)	(2,464)	Realized investment gains (losses), net, and related charges and adjustments	(58)	701	283	(953)	(375)	1	1,817	(596)
1,601	(1,734)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	252	79	388	(218)	(17)	177	10	53
(899)	1,163	Change in experience-rated contractholder liabilities due to asset value changes	(320)	(144)	(367)	200	34	(178)	68	(47)
2,086	(678)	Divested businesses	(10)	3	(10)	(8)	(9)	—	24	39
(2,364)	654	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(35)	18	(17)	(61)	(133)	19	(87)	12

(1,245)	(3,059)	Total reconciling items, before income taxes	(171)	657	277	(1,040)	(500)	19	1,832	(539)
(668)	(1,002)	Income taxes, not applicable to adjusted operating income	15	205	120	(313)	(146)	10	736	(187)

(577)	(2,057)	Total reconciling items, after income taxes	(186)	452	157	(727)	(354)	9	1,096	(352)

1,654	(948)	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	448	831	1,059	59	446	782	1,514	509
1,557	(483)	Equity in earnings of operating joint ventures, net of taxes and earnings from continuing operations attributable to noncontrolling interests	35	(19)	16	39	79	(19)	57	(7)

3,211	(1,431)	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	483	812	1,075	98	525	763	1,571	502
(34)	36	Earnings from continuing operations attributable to noncontrolling interests	(26)	27	(2)	12	25	29	10	8

3,177	(1,395)	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	457	839	1,073	110	550	792	1,581	510
(19)	146	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	3	15	1	13	14	16	(9)	14

3,158	(1,249)	Net income (loss) of Financial Services Businesses	460	854	1,074	123	564	808	1,572	524
(34)	36	Less: Income (loss) attributable to noncontrolling interests	(26)	27	(2)	12	25	29	10	8

3,192	(1,285)	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	486	827	1,076	111	539	779	1,562	516

11.4%	6.1%	Operating Return on Average Equity (based on adjusted operating income)	11.4%	6.6%	14.9%	12.5%	12.5%	11.7%	6.2%	12.4%

		Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
3,192	(1,285)	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	486	827	1,076	111	539	779	1,562	516
(286)	36	Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	166	284	79	(34)	22	10	32	82

2,906	(1,249)	Consolidated net income (loss) attributable to Prudential Financial, Inc.	652	1,111	1,155	77	561	789	1,594	598

Prudential Financial, Inc. Supplementary Restated Financial Information

RESTATED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Earnings per share of Common Stock (diluted): (1)
5.03	2.67	Financial Services Businesses after-tax adjusted operating income	1.36	0.82	1.91	1.63	1.62	1.57	0.87	1.79

		Reconciling items:
(3.72)	(5.68)	Realized investment gains (losses), net, and related charges and adjustments	(0.12)	1.49	0.60	(1.97)	(0.76)	—	3.71	(1.25)
3.57	(4.00)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.53	0.17	0.82	(0.45)	(0.03)	0.36	0.02	0.11
(2.01)	2.68	Change in experience-rated contractholder liabilities due to asset value changes	(0.68)	(0.31)	(0.78)	0.41	0.07	(0.36)	0.14	(0.10)
4.65	(1.56)	Divested businesses	(0.02)	0.01	(0.02)	(0.02)	(0.02)	—	0.05	0.08
(0.02)	0.01	Difference in earnings allocated to participating unvested share-based payment awards	—	(0.01)	—	0.01	0.01	—	(0.03)	—

2.47	(8.55)	Total reconciling items, before income taxes	(0.29)	1.35	0.62	(2.02)	(0.73)	—	3.89	(1.16)
0.31	(2.68)	Income taxes, not applicable to adjusted operating income	0.03	0.45	0.26	(0.59)	(0.19)	0.02	1.57	(0.41)

2.16	(5.87)	Total reconciling items, after income taxes	(0.32)	0.90	0.36	(1.43)	(0.54)	(0.02)	2.32	(0.75)

7.19	(3.20)	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.04	1.72	2.27	0.20	1.08	1.55	3.19	1.04
(0.04)	0.34	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	0.01	0.04	—	0.03	0.02	0.03	(0.01)	0.03

7.15	(2.86)	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.05	1.76	2.27	0.23	1.10	1.58	3.18	1.07

444.6	429.7	Weighted average number of outstanding Common shares (basic)	463.0	464.3	464.8	475.1	484.9	486.0	481.2	469.2

448.2	433.6	Weighted average number of outstanding Common shares (diluted) (2)	471.5	468.2	473.2	483.5	493.9	494.8	489.3	477.0

43	55	Direct equity adjustments for earnings per share calculation	10	10	9	7	9	8	8	(1)

5	—	Earnings related to interest, net of tax, on exchangeable surplus notes (2)	4	5	4	4	4	5	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
26	6	Financial Services Businesses after-tax adjusted operating income	8	5	12	10	11	10	6	11
36	1	Income from continuing operations (after-tax) of Financial Services Businesses	6	11	14	7	7	11	20	9

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the twelve months ended December 31, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment.
(2)	In calculating diluted earnings per share under the if-converted method, the potential shares that would be issued related to the exchangeable surplus notes assuming a hypothetical exchange, weighted for the period the notes are outstanding, is added to the denominator, and interest expense, net of tax, is added to the numerator, if the overall effect is dilutive. For the three months ended June 30, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for non-GAAP measures, as presented above. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended June 30, 2010 for GAAP measures is 473.3 million. For the three months ended December 31, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for GAAP measures. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended December 31, 2010 for GAAP measures is 478.4 million.

Prudential Financial, Inc. Supplementary Restated Financial Information

RESTATED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
3,122	10,092	Short-term debt	3,066	2,219	2,572	1,982	2,432	2,152	2,899	2,336
17,769	17,022	Long-term debt	18,373	19,130	19,068	20,384	20,764	21,309	20,651	21,353
1,518	1,518	Junior Subordinated Long-Term Debt	1,518	1,519	1,519	1,519	1,519	1,519	1,519	1,519

		Attributed Equity:
21,733	12,052	Including accumulated other comprehensive income	23,261	25,862	29,480	28,310	28,501	30,754	32,901	32,817
22,411	17,431	Excluding total accumulated other comprehensive income	22,951	23,856	24,991	25,571	26,206	27,052	27,916	27,567

		Total Capitalization:
41,020	30,592	Including accumulated other comprehensive income	43,152	46,511	50,067	50,213	50,784	53,582	55,071	55,689
41,698	35,971	Excluding total accumulated other comprehensive income	42,842	44,505	45,578	47,474	48,489	49,880	50,086	50,439

		Book value per share of Common Stock:
46.36	28.41	Including accumulated other comprehensive income	49.41	54.91	62.46	57.58	57.82	62.28	68.77	69.07
47.81	41.09	Excluding total accumulated other comprehensive income	48.75	50.65	52.95	52.01	53.17	54.78	58.35	58.02

468.8	424.2	Number of diluted shares at end of period (2)	470.8	471.0	472.0	491.7	492.9	493.8	478.4	475.1

(1)	As of end of period.
(2)	Beginning third quarter 2009, the number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Supplementary Restated Financial Information

RESTATED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Revenues (1):
13,235	11,836	Premiums	3,522	3,801	3,962	3,935	4,817	5,497	5,413	5,645
3,032	3,123	Policy charges and fee income	860	888	805	929	982	1,038	979	1,033
8,219	8,370	Net investment income	2,072	2,105	2,190	2,231	2,304	2,525	2,536	2,552
2,289	2,430	Asset management fees, commissions and other income	684	812	796	916	1,044	1,039	956	1,038

26,775	25,759	Total revenues	7,138	7,606	7,753	8,011	9,147	10,099	9,884	10,268

		Benefits and Expenses (1):
12,691	12,519	Insurance and annuity benefits	3,428	3,993	3,752	3,704	4,644	5,160	5,419	5,047
3,376	3,399	Interest credited to policyholders’ account balances	846	875	820	877	829	934	1,040	953
955	1,134	Interest expense	251	258	267	273	279	290	296	299
(2,158)	(1,749)	Deferral of acquisition costs	(563)	(595)	(622)	(682)	(743)	(768)	(788)	(770)
946	1,231	Amortization of acquisition costs	260	417	65	294	360	426	411	381
8,016	7,703	General and administrative expenses	2,060	2,168	2,239	2,461	2,682	3,005	2,978	3,188

23,826	24,237	Total benefits and expenses	6,282	7,116	6,521	6,927	8,051	9,047	9,356	9,098

2,949	1,522	Adjusted operating income before income taxes	856	490	1,232	1,084	1,096	1,052	528	1,170

		Reconciling items:
(1,213)	(2,736)	Realized investment gains (losses), net, and related adjustments	63	1,263	186	(1,360)	(365)	155	3,385	(672)
(456)	272	Related charges	(121)	(562)	97	407	(10)	(154)	(1,568)	76

(1,669)	(2,464)	Total realized investment gains (losses), net, and related charges and adjustments	(58)	701	283	(953)	(375)	1	1,817	(596)

1,601	(1,734)	Investment gains on trading account assets supporting insurance liabilities, net	252	79	388	(218)	(17)	177	10	53
(899)	1,163	Change in experience-rated contractholder liabilities due to asset value changes	(320)	(144)	(367)	200	34	(178)	68	(47)
2,086	(678)	Divested businesses	(10)	3	(10)	(8)	(9)	—	24	39
(2,364)	654	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(35)	18	(17)	(61)	(133)	19	(87)	12

(1,245)	(3,059)	Total reconciling items, before income taxes	(171)	657	277	(1,040)	(500)	19	1,832	(539)

1,704	(1,537)	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	685	1,147	1,509	44	596	1,071	2,360	631
50	(589)	Income tax expense (benefit)	237	316	450	(15)	150	289	846	122

1,654	(948)	Income (loss) from continuing operations before equity in earnings of operating joint ventures	448	831	1,059	59	446	782	1,514	509

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Supplementary Restated Financial Information

RESTATED STATEMENTS OF OPERATIONS - INDIVIDUAL ANNUITIES SEGMENT

(in millions)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Revenues (1):
88	64	Premiums	37	43	49	37	39	31	27	24
991	1,107	Policy charges and fee income	345	345	365	406	443	475	469	463
979	800	Net investment income	224	216	220	218	201	197	195	197
457	466	Asset management fees, commissions and other income	153	164	173	200	215	230	214	218

2,515	2,437	Total revenues	759	768	807	861	898	933	905	902

		Benefits and Expenses (1):
89	947	Insurance and annuity benefits	39	298	(49)	3	60	110	331	(25)
618	568	Interest credited to policyholders’ account balances	157	182	98	144	136	136	182	116
13	58	Interest expense	15	15	16	20	27	28	28	29
(833)	(510)	Deferral of acquisition costs	(226)	(267)	(277)	(319)	(345)	(235)	(230)	(228)
208	510	Amortization of acquisition costs	67	155	(59)	68	83	131	233	89
1,748	1,819	General and administrative expenses	482	529	526	628	663	556	553	548

1,843	3,392	Total benefits and expenses	534	912	255	544	624	726	1,097	529

672	(955)	Adjusted operating income (loss) before income taxes	225	(144)	552	317	274	207	(192)	373

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Supplementary Restated Financial Information

RESTATED STATEMENTS OF OPERATIONS - RETIREMENT SEGMENT

(in millions)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Revenues (1):
602	590	Premiums	109	348	351	258	172	213	162	233
198	180	Policy charges and fee income	53	48	50	50	49	45	50	49
3,309	3,564	Net investment income	797	805	815	821	805	805	786	782
550	525	Asset management fees, commissions and other income	170	169	160	179	180	185	173	182

4,659	4,859	Total revenues	1,129	1,370	1,376	1,308	1,206	1,248	1,171	1,246

		Benefits and Expenses (1):
1,380	1,321	Insurance and annuity benefits	296	541	556	455	366	420	367	441
1,907	2,144	Interest credited to policyholders’ account balances	451	458	460	465	414	427	441	433
29	89	Interest expense	4	4	5	4	4	3	4	3
(38)	(64)	Deferral of acquisition costs	(7)	(14)	(9)	(11)	(9)	(8)	(8)	(7)
17	21	Amortization of acquisition costs	3	4	5	4	25	4	9	3
873	813	General and administrative expenses	215	243	241	245	234	231	247	233

4,168	4,324	Total benefits and expenses	962	1,236	1,258	1,162	1,034	1,077	1,060	1,106

491	535	Adjusted operating income before income taxes	167	134	118	146	172	171	111	140

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Supplementary Restated Financial Information

RESTATED STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE SEGMENT

(in millions)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Revenues (1):
686	613	Premiums	176	177	181	180	172	183	182	179
1,024	1,066	Policy charges and fee income	249	294	168	266	264	274	156	258
809	749	Net investment income	213	223	230	237	236	245	248	249
248	326	Asset management fees, commissions and other income	49	57	61	56	53	61	57	83

2,767	2,754	Total revenues	687	751	640	739	725	763	643	769

		Benefits and Expenses (1):
1,042	965	Insurance and annuity benefits	309	270	265	276	297	268	303	276
263	231	Interest credited to policyholders’ account balances	69	70	73	72	71	74	77	77
181	214	Interest expense	35	37	45	45	45	48	48	73
(408)	(365)	Deferral of acquisition costs	(88)	(79)	(80)	(77)	(72)	(78)	(82)	(85)
150	275	Amortization of acquisition costs	41	113	(49)	61	67	77	(56)	47
1,025	971	General and administrative expenses	235	233	229	230	219	239	242	243

2,253	2,291	Total benefits and expenses	601	644	483	607	627	628	532	631

514	463	Adjusted operating income before income taxes	86	107	157	132	98	135	111	138

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Supplementary Restated Financial Information

RESTATED STATEMENTS OF OPERATIONS - GROUP INSURANCE SEGMENT

(in millions)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Revenues (1):
4,051	3,768	Premiums	996	1,013	1,139	1,059	1,188	1,178	1,200	1,196
484	459	Policy charges and fee income	126	112	134	106	121	110	163	126
623	647	Net investment income	162	166	169	171	171	173	173	169
127	86	Asset management fees, commissions and other income	27	25	24	29	26	25	24	25

5,285	4,960	Total revenues	1,311	1,316	1,466	1,365	1,506	1,486	1,560	1,516

		Benefits and Expenses (1):
4,016	3,733	Insurance and annuity benefits	1,014	1,038	1,163	1,043	1,213	1,185	1,235	1,192
229	232	Interest credited to policyholders’ account balances	57	54	57	59	57	56	57	58
—	1	Interest expense	—	—	—	—	—	—	—	—
(42)	(35)	Deferral of acquisition costs	(10)	(10)	(11)	(9)	(12)	(14)	(12)	(12)
20	13	Amortization of acquisition costs	5	4	5	8	6	5	6	6
733	680	General and administrative expenses	193	198	192	196	203	205	212	217

4,956	4,624	Total benefits and expenses	1,259	1,284	1,406	1,297	1,467	1,437	1,498	1,461

329	336	Adjusted operating income before income taxes	52	32	60	68	39	49	62	55

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Supplementary Restated Financial Information

RESTATED STATEMENTS OF OPERATIONS - LIFE PLANNER OPERATIONS

(in millions)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Revenues (1):
4,975	4,702	Premiums	1,443	1,311	1,407	1,487	1,655	1,512	1,612	1,632
295	271	Policy charges and fee income	76	77	86	86	90	91	98	92
1,069	962	Net investment income	299	295	326	336	351	347	378	375
54	78	Asset management fees, commissions and other income	10	10	7	(4)	1	(6)	(12)	(14)

6,393	6,013	Total revenues	1,828	1,693	1,826	1,905	2,097	1,944	2,076	2,085

		Benefits and Expenses (1):
3,901	3,738	Insurance and annuity benefits	1,163	1,070	1,150	1,211	1,389	1,229	1,325	1,351
186	167	Interest credited to policyholders’ account balances	53	47	59	54	62	56	66	61
3	13	Interest expense	1	—	—	1	—	—	—	(1)
(599)	(588)	Deferral of acquisition costs	(163)	(144)	(160)	(168)	(192)	(177)	(185)	(184)
385	324	Amortization of acquisition costs	99	100	104	100	113	112	121	117
1,458	1,361	General and administrative expenses	377	355	377	417	425	409	418	441

5,334	5,015	Total benefits and expenses	1,530	1,428	1,530	1,615	1,797	1,629	1,745	1,785

1,059	998	Adjusted operating income before income taxes	298	265	296	290	300	315	331	300

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Supplementary Restated Financial Information

RESTATED STATEMENTS OF OPERATIONS - GIBRALTAR LIFE AND OTHER OPERATIONS

(in millions)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Revenues (1):
2,855	2,122	Premiums	768	916	841	921	1,601	2,391	2,226	2,386
79	71	Policy charges and fee income	19	19	21	23	23	52	52	54
1,103	1,007	Net investment income	286	285	316	326	414	614	648	650
111	(235)	Asset management fees, commissions and other income	40	38	36	95	186	47	128	115

4,148	2,965	Total revenues	1,113	1,258	1,214	1,365	2,224	3,104	3,054	3,205

		Benefits and Expenses (1):
2,238	1,639	Insurance and annuity benefits	607	745	651	718	1,317	1,941	1,709	1,824
294	249	Interest credited to policyholders’ account balances	81	83	89	96	99	193	226	215
1	(5)	Interest expense	—	—	1	—	—	1	—	1
(281)	(243)	Deferral of acquisition costs	(79)	(94)	(97)	(109)	(129)	(269)	(282)	(266)
186	129	Amortization of acquisition costs	50	55	54	57	73	107	114	123
1,093	1,025	General and administrative expenses	298	306	317	355	536	946	958	1,013

3,531	2,794	Total benefits and expenses	957	1,095	1,015	1,117	1,896	2,919	2,725	2,910

617	171	Adjusted operating income before income taxes	156	163	199	248	328	185	329	295

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Supplementary Restated Financial Information

RESTATED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Years ended December 31			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		Revenues (1):
(22)	(23)	Premiums	(7)	(7)	(6)	(7)	(10)	(11)	4	(5)
(39)	(31)	Policy charges and fee income	(8)	(7)	(19)	(8)	(8)	(9)	(9)	(9)
237	556	Net investment income	67	86	83	85	88	112	90	99
(425)	(417)	Asset management fees, commissions and other income	(120)	(116)	(127)	(124)	(127)	(127)	(123)	(134)

(249)	85	Total revenues	(68)	(44)	(69)	(54)	(57)	(35)	(38)	(49)

		Benefits and Expenses (1):
25	176	Insurance and annuity benefits	—	31	16	(2)	2	7	149	(12)
(121)	(192)	Interest credited to policyholders’ account balances	(22)	(19)	(16)	(13)	(10)	(8)	(9)	(7)
702	686	Interest expense	193	198	197	200	200	206	213	191
65	70	Deferral of acquisition costs	16	19	18	17	23	19	16	17
(38)	(61)	Amortization of acquisition costs	(11)	(21)	(1)	(10)	(13)	(16)	(23)	(10)
(94)	(336)	General and administrative expenses	(33)	(61)	15	3	10	(6)	(37)	58

539	343	Total benefits and expenses	143	147	229	195	212	202	309	237

(788)	(258)	Adjusted operating income (loss) before income taxes	(211)	(191)	(298)	(249)	(269)	(237)	(347)	(286)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Supplementary Restated Financial Information

RESTATED DEFERRED POLICY ACQUISITION COSTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2010				2011
2009	2008		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

		DEFERRED POLICY ACQUISITION COSTS
		INDIVIDUAL ANNUITIES:
2,072	1,797	Beginning balance	2,172	2,248	1,913	2,314	3,019	3,278	3,300	2,131
833	510	Capitalization	226	267	277	319	345	235	230	228
(208)	(510)	Amortization - operating results	(67)	(155)	59	(68)	(83)	(131)	(233)	(89)
(205)	158	Amortization - realized investment gains and losses	(52)	(377)	125	320	14	(81)	(1,138)	73
(320)	117	Impact of unrealized (gains) or losses on AFS securities	(31)	(70)	(60)	134	(1)	(1)	(28)	47
—	—	Other (1)	—	—	—	—	(16)	—	—	—

2,172	2,072	Ending balance	2,248	1,913	2,314	3,019	3,278	3,300	2,131	2,390

		INDIVIDUAL LIFE INSURANCE:
3,137	2,824	Beginning balance	3,129	3,135	3,030	3,109	3,214	3,225	3,187	3,263
408	365	Capitalization	88	79	80	77	72	78	82	85
(150)	(275)	Amortization - operating results	(41)	(113)	49	(61)	(67)	(77)	56	(47)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—	—	—	—
(266)	223	Impact of unrealized (gains) or losses on AFS securities	(41)	(71)	(50)	89	6	(39)	(62)	(109)

3,129	3,137	Ending balance	3,135	3,030	3,109	3,214	3,225	3,187	3,263	3,192

		GROUP INSURANCE:
304	282	Beginning balance	326	331	337	343	344	350	359	365
42	35	Capitalization	10	10	11	9	12	14	12	12
(20)	(13)	Amortization - operating results	(5)	(4)	(5)	(8)	(6)	(5)	(6)	(6)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—	—	—	—
—	—	Impact of unrealized (gains) losses on AFS securities	—	—	—	—	—	—	—	—

326	304	Ending balance	331	337	343	344	350	359	365	371

(1)	“Other” activity for the first quarter of 2011 reflects a reclassification between the balances, as of January 1, 2011, of deferred policy acquisition costs and deferred sales inducements for Individual Annuities due to a refinement in methodology for allocating such balances.

Prudential Financial, Inc. Supplementary Restated Financial Information

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

4. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

5. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

6. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

7. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income. For 2009 periods and prior, the average equity is based on a two point average. For all other periods, the average equity is based on a five point average.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax , for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. For 2009 periods and prior, the average equity is based on a two point average. For all other periods, the average equity is based on a five point average. Return on average equity (based on income from continuing operations) is 6.1% for the three months ended December 31, 2011, 19.8% for the three months ended September 30, 2011, 10.4% for the three months ended June 30, 2011, 7.5% for the three months ended March 31, 2011, 1.5% for the three months ended December 31, 2010, 15.7% for the three months ended September 30, 2010, 13.4% for the three months ended June 30, 2010, 8.8% for the three months ended March 31, 2010, 19.3% for the year ended Decmber 31, 2009 and (8.3)% for the year ended December 31, 2008.